Commitments and contingencies (Tables)	12 Months Ended
Dec. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Summary of commitments to make payments under long-term research agreements	As of December 31, 2019, the commitments to make payments under those agreements, and their estimated timing, were as follows:

($ millions)	2019
2020	28
2021	41
2022	4
2023	4
2024	33
Thereafter	71
Total	181